EXHIBIT 32.2


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Anna M. Morrison, Chief Accounting Officer of American Vantage Companies (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (2) the Company's Annual Report on Form 10-KSB for the annual period ended December 31, 2005 (the "Report"), to which this certification has been made an exhibit, fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 12, 2006

                                          /s/ Anna M. Morrison
                                          --------------------------------------
                                          Anna M. Morrison,
                                          Chief Accounting Officer